 BK40-SA1 06/26

LEGG MASON PARTNERS INCOME TRUST
SUPPLEMENT DATED JUNE 16, 2026
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF EACH FUND LISTED IN SCHEDULE A

The following replaces the section titled “Investment Professionals – Investment Professionals Securities Ownership” in the SAI of each fund listed in Schedule A:

Investment Professionals Securities Ownership

The table below identifies ownership of equity securities of the Fund by the investment professionals responsible for the day-to-day management of the Fund as of December 31, 2025.

Investment Professionals	Dollar Range of Ownership of Securities ($)

Corporate Bond Fund

Dan Alexander Ryan K. Brist Michael C. Buchanan Molly Schwartz	100,001-500,000 Over 1,000,000 None None

Mortgage Total Return Fund

Michael C. Buchanan Ion G. Dan Greg E. Handler	None 10,001-50,000 10,001-50,000

Short-Term Bond Fund

Michael C. Buchanan Amit Chopra[1] Mark S. Lindbloom Frederick R. Marki[2] Nicholas Mastroianni Julien A. Scholnick[3] Rafael Zielonka[4]	None 1-10,000 1-10,000 None 10,001-50,000 None None

1 Amit Chopra joined the Fund’s investment professional team January 27, 2026.
2 Effective December 31, 2026, Frederick R. Marki will step down as a member of the Fund’s investment professional team.
3 Effective September 30, 2026, Julien A. Scholnick will step down as a member of the Fund’s investment professional team.
4 Information is as of March 31, 2026. Rafael Zielonka joined the Fund’s investment professional team May 1, 2026.

SCHEDULE A

Fund	Date of SAI
LEGG MASON PARTNERS INCOME TRUST
Western Asset Corporate Bond Fund	May 1, 2026
Western Asset Mortgage Total Return Fund	May 1, 2026
Western Asset Short-Term Bond Fund	May 1, 2026

Please retain this supplement for future reference.